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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: NOVEMBER 9, 2004
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602

                                 --------------

          MINNESOTA                                        41-1595629
(State or other jurisdiction of                (IRS Employer Identification No.)
        incorporation)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 9, 2004, ATS Medical, Inc. (ATS) entered into two agreements with CryoCath Technologies, Inc. (CryoCath), a Canadian company, pursuant to which ATS will market CryoCath's surgical cryotherapy products for cardiac arrhythmias in the United States and in select international markets.

         Under the first agreement, which is applicable in the United States, ATS will act as an exclusive agent co-promoting (with CroyCath) CryoCath's surgical cryotherapy products for cardiac arrhythmias to present and future customers in exchange for customary commissions. Under the second agreement, which is applicable outside the United Sates, ATS will act as exclusive distributor for CryoCath's surgical cryotherapy products for cardiac arrhythmias in all non-U.S. countries except those in which CryoCath has pre-existing contractual obligations with other third party distributors.

         The agreements contain minimum performance levels that ATS is required to achieve in order to maintain its rights under the agreements. If these performance levels are not achieved, CryoCath has the right to cancel the agreements or convert ATS' rights from exclusive to non-exclusive. CryoCath also has the right to terminate the agreements, even if ATS has met its minimum performance levels, by giving one year's notice and payment of a termination fee based on the level of product sales.

         For certain CryoCath customers to which ATS will market, ATS has agreed to make a payment to CryoCath representing a portion of the prior year's sales to these customers and future payments of a certain percentage of sales occurring over the following three year period. These payments are refundable to ATS upon cancellation of the agreements.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ATS MEDICAL, INC.




                                               By:  /s/ John R. Judd
                                                    ----------------------------
                                                    John R. Judd
                                                    Chief Financial Officer

Date:  November 15, 2004